UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2008 (May 15, 2008)
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-52013 (Commission File Number)	20-0640002 (I.R.S. Employer Identification No.)

5 Penn Plaza (4th Floor), New York, New York (Address of Principal Executive Offices)	10001 (Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-3.1: SECOND AMENDED AND RESTATED BY-LAWS
EX-10.1: AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 15, 2008, the stockholders of Town Sports International Holdings, Inc. (the “Company”) approved the Company’s Amended and Restated 2006 Stock Incentive Plan (the “Amended and Restated 2006 Plan”).
     The Amended and Restated 2006 Plan increased the aggregate number of shares of the Company’s common stock issuable under the plan by 1,200,000 shares from 1,300,000 shares to a total of 2,500,000 shares.
     In addition to increasing the number of shares issuable under the plan, the Amended and Restated 2006 Stock Incentive Plan also reflects the following modifications: (a) the deletion of the share recycling provision under the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Stock Incentive Plan”), (b) the deletion of the provisions in the 2006 Stock Incentive Plan that allowed the Company to offer to buy out an award previously granted based upon such terms as the Company established and communicated to the participant at the time such offer was made, and (c) certain other minor clarifying amendments to the 2006 Stock Incentive Plan to reflect developments in applicable law and equity compensation practice. A description of the terms and provisions of the Amended and Restated 2006 Stock Incentive Plan can be found in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting of Stockholders held on May 15, 2008, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2008.
     The foregoing description of the Amended and Restated 2006 Stock Incentive Plan is qualified in its entirety by reference to the actual Amended and Restated 2006 Stock Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference, and the section of the Proxy Statement under the heading “Proposal Three – Approval of Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan and Section 162(m) Performance Goals thereunder”, which is hereby incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     Effective May 15, 2008, the Board of Directors of the Company amended and restated the Company’s by-laws (the “By-Laws”) in the form of Exhibit 3.1 to this Form 8-K (the “Second Amended and Restated By-Laws”) to modify the advance notice provisions in Article II thereof.
     These modifications to the advance notice provisions clarify that the exclusive means for a stockholder to make nominations for a director or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended) is the notice procedure set forth in Section 12 of Article II of the Second Amended and Restated By-Laws. This procedure includes timely notice to the Company’s Secretary of such proposal, specific requirements as to the content of such proposal and disclosure of all ownership interests, hedges and economic incentives of such stockholder with respect to the Company’s securities. For a stockholder’s notice to be timely in connection with an annual meeting of stockholders, it must be delivered to the Secretary of the Company not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary, then to be timely the notice must be delivered (a) not earlier than the close of business on the 120th day prior to the date of such annual meeting, and (b) not later than the close of business on the later of (i) the 90th day prior to the date of such annual meeting and (ii) if the first public announcement of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The Second Amended and Restated By-Laws include a similar provision regarding special meetings at which directors are to be elected pursuant to the Company’s notice of meeting of stockholders.
     In addition, the Second Amended and Restated By-Laws contain a provision requiring a nominee for election or reelection as a director of the Company to deliver to the Secretary of the Company a written questionnaire with respect to such person’s background and qualification and a written representation and agreement regarding such person’s independence and compliance with publicly disclosed policies and guidelines of the Company.
     Prior to the amendment and restatement of the By-Laws, to be timely, a stockholder’s notice was required to be delivered to the Company’s Secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting. If less than 70 days’ notice of the annual meeting was given to the Company’s stockholders, such notice to be timely was required not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was made.
     The foregoing descriptions of the Second Amended and Restated By-Laws and the By-Laws are qualified in their entirety by reference to the actual Second Amended and Restated By-Laws and the By-Laws, which are filed as Exhibits 3.1 and 99.1, respectively, to this Form 8-K and are hereby incorporated by reference

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Second Amended and Restated By-Laws of the Company.

Exhibit 10.1	Amended and Restated 2006 Stock Incentive Plan of the Company.

Exhibit 99.1	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the SEC on August 10, 2006).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: May 19, 2008	By:	/s/ Daniel Gallagher
Daniel Gallagher
Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit 3.1	Second Amended and Restated By-Laws of Town Sports International Holdings, Inc.

Exhibit 10.1	Amended and Restated 2006 Stock Incentive Plan of Town Sports International Holdings, Inc.

Exhibit 99.1	Amended and Restated By-Laws of Town Sports International Holdings, Inc. (incorporated by reference to Exhibit 3.5 to Town Sports International Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the Securities and Exchange Commission on August 10, 2006.